EXHIBIT 10.38
                              SETTLEMENT AGREEMENT
                              --------------------


     This Settlement Agreement (hereinafter "Agreement") is made effective this _____ of July, 2003, between Thomas E. Glasgow,199 Ivy Lane, Bloomingdale, Illinois 60108 (hereinafter referred to as "Glasgow") and OneSource Technologies, Inc., 7419 E. Helm Drive, Scottsdale, Arizona 85260, (hereinafter referred to as "OneSource"). Collectively the "Parties".

         WITNESSETH:

     A. WHEREAS, the parties hereto entered into an agreement dated January 4, 2001 for the employment of Glasgow.

     B. WHEREAS, both parties were domiciled in this State and venue and jurisdiction are appropriate in Maricopa County, Arizona.

     C. WHEREAS, a disagreement has developed regarding the employment of Glasgow.

     D. WHEREAS, certain differences have arisen between the parties, and the Parties.

     E. WHEREAS, all statements made to the Securities and Exchange Commission will be as required under its rules and regulations.

     F. WHEREAS, OneSource will pay certain funds to Glasgow in exchange for his settlement of all claims and removal as officer and employee of OneSource.

     G. WHEREAS, the Parties, by this Agreement, intend to provide for mutual indemnification and release of all claims and causes of action now and in the future.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained hereinafter, it is mutually agreed between the parties as follows:

     1. Advice of Counsel. Each of the parties is fully and completely informed of Agreement, and each of the parties has given full thought to the making of this Agreement and all of the obligations contained therein. OneSource has sought the aid of counsel, Gary R. Blume, Attorney, to assist in this matter and in the preparation of this Agreement. Glasgow has sought the legal assistance in the review of this Agreement.

     Glasgow and OneSource each mutually represent and warrant to the other that each has considered the ramifications and effect of this Agreement as they apply to each party, and each is satisfied that the provisions and terms of this Agreement are equitable, reasonable and not unfair.

     The parties acknowledge and agree that, except as expressly set forth in this Agreement, neither party has relied upon any warranty of the other, or of any agent, employee or attorney of the other in entering into this Agreement. Glasgow and OneSource have each relied upon his or her independent investigations, judgments and personal assessments in reaching this Agreement.

     The parties further acknowledge and agree that this Agreement has been bargained for at arm's length, that neither party has relied upon any duty or relationship that may have heretofore existed between the parties, and that there exists no fiduciary relationship between the parties concerning the negotiation and execution of this Agreement.

     This Agreement is made and entered into voluntarily by both parties, and each party warrants that he or she has read this Agreement in its entirety and has been adequately advised or is adequately aware of the character, meaning, and legal effect of all recitals, covenants, terms and conditions contained in this Agreement, and each party further warrants that he or she fully understands
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the nature of all such recitals, covenants, terms and conditions of this
Agreement prior to its execution and has asked and received full and satisfactory explanation from his or her attorney of any questions he or she may have. Each of the parties understands the legal and practical effect of this Agreement and acknowledges that both parties are competent to contract. This Agreement is not the result of any fraud, duress or undue influence exercised by either party upon the other or by any other person or persons upon the parties hereto.

     2. The Parties wish to compromise and settle the Claims, disputes, and differences existing between them, without any Party conceding any of the allegations of any other, and each deems it, respectively, in their best interests to do so. The Parties have consulted with attorneys of their choosing and with respect to the terms and conditions of this Agreement, and enter into this Agreement based on the advise of those attorneys and in consideration of the premises, mutual covenants, representations, and promises by each other set forth herein, and such other good and valuable consideration as is set forth herein. It is further understood that Blume Law Firm, P.C. has acted as corporate counsel and is not representing the Parties in their respective individual capacities. Blume Law Firm has counseled the individuals regarding individual representation and both Parties have agreed to the conflict and consent to the joint representation.

     3. This Settlement will hereby release and forever discharge the parties from any and all claims, actions, demands, causes of action and all liability whatsoever, arising out of the past conduct of the parties. This Settlement is not to be construed as an admission of liability on the part of either of the Parties, liability therefore being expressly denied, but it is in compromise and settlement of a dispute of the Parties.

     4. Glasgow's Release of Claims. Subject to the provisions of this Agreement, Glasgow hereby releases, grants, transfers, conveys, waives, and quit claims any and all interest, estate, or other right or cause of action that he may now or hereafter have or claim by reason of the employment agreement dated January 4, 2001. He further agrees to indemnify the officers and directors of OneSource as agents of the corporation and as individuals against any claims of any kind. This indemnification shall be for officers and directors current, past and future.

     5. OneSource's Release of Claims. Subject to the provisions of this Agreement, OneSource hereby releases, grants, transfers, conveys, waives, and quit claims any and all interest, estate, or other right or cause of action that she may now or hereafter have or claim by reason of the employment agreement dated January 4, 2001.

     6. Payment of $40,000.00 will be made in certified funds, to Glasgow upon the execution of this Agreement as full settlement. No other consideration of any kind shall be paid other than in paragraph 7 and this paragraph. All other rights or interests are terminated.

     7. OneSource will continue to make all payments on the existing credit card debt until fully satisfied. OneSource will provide Glasgow with a copy of the final bill evidencing the final payment of the amount within 10 days of the receipt of the statement evidencing date of the last payment.

     8. Execution of Documents. The parties hereto agree that each will, at any time, make, execute and deliver all instruments, conveyances, powers of attorney, authorizations and all other documents or assigns reasonably required or desirable to effectuate the settlement each to the other, or for the purpose of giving full effect to this Agreement.

     9. Sole and Entire Agreement. It is agreed that there is no other contract, oral or in writing, existing between the parties hereto relative to the matters herein mentioned; that all agreements and understandings between the parties are embodied in this Agreement; and that this Agreement is entire in itself and not a part of any other contract or agreement.

     10. The Parties cannot speak to any organizations, competitors, news papers, media or any third party regarding this Agreement. This concerns all information regarding the Agreement past, present and future. If a party is required to legally defend themselves, they can use their knowledge of this Agreement which can be disclosed to the appropriate parties and the party will provided notice of the disclosure to the other party within 10 days of the request.

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     11. Attorney Fees and Costs. Glasgow and OneSource each agree to pay their own attorney fees and costs incurred in connection with the negotiation and execution of this Agreement.

     12. Modification in Writing. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement.

     13. Binding Upon Heirs and Successors. Except as otherwise stated herein, all of the recitals, terms, provisions and covenants of this Agreement shall apply to, be binding upon and inure to the benefit of the respective heirs, next of kin, devisees, legatees, executors, administrators, assigns and successors in interest of the parties. Each party waives the right of inheritance from the other and the right to act as the executor, administrator or representative of the estate of the other.

     14. Time is of the Essence, Strict Performance Required. Time is of the essence in the performance of each and every obligation herein imposed. Glasgow and OneSource understand and acknowledge that each intends to insist upon strict performance of each term, provision and payment date herein contained. No waiver or indulgence or extension of any right, privilege, breach or default under this Agreement shall be deemed a waiver of any subsequent right, privilege, breach or default.

     15. Indemnity. Any duty created in this Agreement, or arising in law or equity out of this Agreement, for either party to indemnify the other shall include payment of the liability or obligation itself, defense of the other party against any claim concerning the liability or obligations (if the other party, in his/her sole discretion, requests the indemnifying party to provide a defense), and payment of all reasonable costs and expenses incurred by the other party, either before or after a court action has been commenced, in connection with any claim asserted against the other party concerning the liability or obligation indemnified against, including, but not limited to, the other party's reasonable attorney fees (if the other party, in his or her sole discretion, elects to employ his or her own counsel to render advice in connection with or in defense of any claim), reasonable litigation and defense expenses and reasonable settlement payments. All indemnity obligations payable under or in connection with this Agreement shall be due and payable in full ten days after written request for payment thereof has been given by the other party.

     16. No Waiver By Failure to Act. Neither any failure nor any delay on the part of either party hereto in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude another or further exercise thereof or the exercise of any other right. Waiver of any breach of this Agreement shall not be deemed a waiver of any subsequent breach of the same, or of any other provision of this Agreement.

     17. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Arizona.

     18. Construction. This Agreement was drafted by Gary R. Blume, attorney for OneSource, as a matter of convenience only and shall not be construed for or against any party on that account or for any other reason.

     19. Effective Date of Agreement. The effective date of this Agreement shall be the date first set forth on page one hereof, irrespective of the dates on which this Agreement is executed by the parties.

     20. Severability. The provisions of this Agreement should be enforced to the fullest extent possible under the law and public policies applied in each jurisdiction in which enforcement is sought. If any particular provision of this Agreement or portion thereof is held to be wholly invalid or unenforceable, this Agreement shall be deemed amended to delete therefrom that portion thus adjudicated invalid, and the deletion shall apply only with respect to the operation of that provision. Notwithstanding the foregoing, to the extent a provision of this Agreement, or portion thereof is deemed unenforceable by virtue of its scope, but may be made enforceable by limitation thereon, each party agrees the same shall be enforceable to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought.

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     21. Paragraph Headings. The paragraph headings used herein are for convenience in reference only and are not intended to define or limit the scope or intent of any provision of this Agreement.

     22. Gender, Number and Limitations. This Agreement shall apply to the parties according to the context hereof, and without regard to the number or gender of the words or expressions made herein.

     23. Settlement Documents. This Agreement constitutes a settlement document and shall not constitute an admission of any fact by any party and shall not be admissible in any proceeding except a proceeding commenced to enforce any rights under this Agreement or resulting from any alleged breach of this Agreement.

     24. Incorporation. The Recitals and Covenants herein shall be considered a part of this Agreement and are incorporated as if fully set forth herein, and the parties hereby ratify and acknowledge each of the Recitals and Covenants.

     IN WITNESS WHEREOF the parties have signed, sealed and acknowledged this Agreement as of the date first written on page one hereof.

                                    OneSource Technologies, Inc.

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Thomas E. Glasgow                   Printed Name:
                                    Title:

STATE OF ____________________)
                             )ss.
County of  __________________)

     On this the _____ of _______________, 2003, before me, the undersigned Notary Public, personally appeared, Thomas E. Glasgow, known to me to be the person whose name is subscribed to the foregoing Agreement and who acknowledged to me that he executed the same for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    -------------------------------------
                                    Notary Public

My Commission Expires:

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STATE OF ARIZONA           )
                           )ss.
County of Maricopa         )

     On this the ______ of _______________, 2003, before me, the undersigned Notary Public, personally appeared, __________________________, officer and authorized person for OneSource Technologies, Inc., known to me to be the person whose name is subscribed to the foregoing Agreement and who acknowledged to me that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                     -------------------------------------
                                     Notary Public

My Commission Expires:

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